    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 2000

                                                      REGISTRATION NO. 333-44216
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                             MANDALAY RESORT GROUP

             (Exact name of registrant as specified in its charter)

              NEVADA                              7011                            88-0121916
 (State or other jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  incorporation or organization)      Classification Code Number)           Identification Number)

                         3950 LAS VEGAS BOULEVARD SOUTH
                            LAS VEGAS, NEVADA 89119
                                 (702) 632-6700

    (Address, including zip code, telephone number, including area code, of registrant's principal executive offices)
                           --------------------------

                                YVETTE E. LANDAU
                       VICE PRESIDENT AND GENERAL COUNSEL
                         3950 LAS VEGAS BOULEVARD SOUTH
                            LAS VEGAS, NEVADA 89119
                                 (702) 632-6700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                        COPIES OF ALL COMMUNICATIONS TO:
                                HOWELL J. REEVES
                    Wolf, Block, Schorr and Solis-Cohen LLP
                          1650 Arch Street, 22nd Floor
                        Philadelphia, Pennsylvania 19103
                                 (215) 977-2000
                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
               THE EXCHANGE OFFER TO WHICH THIS REGISTRATION STATEMENT
                    RELATES WAS COMPLETED ON OCTOBER 13, 2000.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration number for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule
462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier, effective registration statement for the same offering. / /
                           --------------------------

    This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 shall hereafter become effective in accordance with the provisions of
Section 8(c) of the Securities Act.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             DEREGISTRATION OF NOTES

    This Post-Effective Amendment No. 1 (the "Amendment") amends the Registration Statement on Form S-4 (Registration No. 333-44216)(as amended, the "Registration Statement") by which Mandalay Resort Group, a Nevada corporation (the "Registrant"), registered $500,000,000 principal amount of the Registrant's 10 1/4% Series B Senior Subordinated Notes due 2007 (the "Registered Notes") to be offered in exchange for an equivalent principal amount of the Registrant's 10 1/4% Series A Senior Subordinated Notes due 2007. The Securities and Exchange Commission declared the Registration Statement effective on September 5, 2000, and $499,000,000 principal amount of the Registered Notes was issued in the exchange offer.

     In accordance with its undertaking in the Registration Statement, the Registrant is filing this Amendment to deregister the $1,000,000 principal amount of Registered Notes not issued in the exchange offer, which terminated on October 13, 2000.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on October 30, 2000.


                                                       MANDALAY RESORT GROUP

                                                       By:           /s/ MICHAEL S. ENSIGN
                                                            -----------------------------------------
                                                                        Michael S. Ensign,
                                                                      Chairman of the Board

    Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                    TITLE                       DATE
                  ---------                                    -----                       ----
                                               Chairman of the Board, Chief
            /s/ MICHAEL S. ENSIGN                Executive Officer and Chief
    ------------------------------------         Operating Officer (Principal         October 30, 2000
              Michael S. Ensign                  Executive Officer)

          /s/ WILLIAM A. RICHARDSON
    ------------------------------------       Vice Chairman of the Board             October 30, 2000
            William A. Richardson

          /s/ GLENN W. SCHAEFFER               President, Chief Financial Officer,
    ------------------------------------         Treasurer and Director (Principal    October 30, 2000
             Glenn W. Schaeffer                  Financial Officer)

              /s/ LES MARTIN                   Vice President and Chief Accounting
    ------------------------------------         Officer (Principal Accounting        October 30, 2000
                 Les Martin                      Officer)

                      *
    ------------------------------------       Director                               October 30, 2000
              William E. Bannen

                      *
    ------------------------------------       Director                               October 30, 2000
              Arthur H. Bilger

                      *
    ------------------------------------       Director                               October 30, 2000
             Rose McKinney-James

                      *
    ------------------------------------       Director                               October 30, 2000
              Michael D. McKee

                      *
    ------------------------------------       Director                               October 30, 2000
                Donna B. More

*By:      /s/ GLENN W. SCHAEFFER
    ------------------------------------
    Glenn W. Schaeffer, ATTORNEY-IN-FACT